EXHIBIT 10.65

AMENDMENT NO. 1

TO EXCHANGE AGREEMENT

This Amendment No. 1 to Exchange Agreement (this “Amendment”) is dated as of May 30, 2019 by and between Hudson Bay Master Fund Ltd., a company organized under the laws of the Cayman Islands (the “Holder”), and Infinity Energy Resources, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings as set forth in the Exchange Agreement, dated May 23, 2019, by and between the Company and the Holder (the “Agreement”).

WHEREAS, the Company and the Holder entered into the Agreement in order to exchange the Original Securities held by the Holder for the Exchange Securities and to consolidate its holdings of the Company’s securities;

WHEREAS, following execution of the Agreement, the Company and the Holder became aware of an inadvertent error regarding the number of Exchange Shares to be issued to the Holder pursuant to the Agreement; and

WHEREAS, the Company and the Holder each desire to amend the Agreement so it reflects the correct number of Exchange Shares to be issued to the Holder pursuant to the Agreement and to ensure that the Holder does not beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately following the effective date of the Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

1. Amendment.

a.	The second Recital of the Agreement is hereby amended and restated to read in its entirety as follows:

“WHEREAS, the Holder desires to exchange (the “Exchange”) the Original Securities for (x) 605,816 shares (the “Exchange Shares”) of Common Stock, par value $0.0001 (the “Common Stock”) and one or more rights (each a “Right”, and together with the Exchange Shares, the “Exchange Primary Securities”) to acquire a New Warrant (as defined in the Side Letter (as defined below)) and/or such aggregate number of shares of Common Stock (the “Right Shares”, and together with the New Warrant and the Exchange Primary Securities, the “Exchange Securities”) as determined by the side letter attached hereto as Exhibit B (the “Side Letter”), and the Company desires to convey the Exchange Primary Securities in exchange for the Original Securities and, all on the terms and conditions set forth in this Agreement in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”); and”

2. Representations and Warranties.

a.	When the Company signs this Amendment, the Company represents and warrants to the Holder that:

i.	this Amendment is within the Company’s powers, has been duly authorized, does not conflict with any of the Company’s organizational documents and is the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms;

ii.	that the person executing this Amendment on behalf of the Company is a duly appointed officer of the Company with authority to execute and deliver this Amendment on behalf of the Company; and

iii.	this Amendment does not constitute or contain material, non-public information regarding the Company or its subsidiaries, if any.

b.	When the Holder signs this Amendment, the Holder represents and warrants to the Company that:

i.	this Amendment is within the Holder’s powers, has been duly authorized, does not conflict with any of the Holder’s organizational documents and is the legal, valid and binding obligation of the Holder enforceable against it in accordance with its terms; and

ii.	that the person executing this Amendment on behalf of the Holder is a duly appointed officer of the Holder with authority to execute and deliver this Amendment on behalf of the Holder.

3. Conditions. This Amendment shall become effective as of the date first written above when, and only when, executed by each of the Company and the Holder.

4. Effect of Amendment; References.

a.	Except as expressly amended hereby, all of the terms and conditions of the Agreement and the Exchange Documents shall remain unchanged and in full force and effect and the Company and the Holder each hereby reaffirms its respective obligations under the Agreement and the Exchange Documents, as amended by this Amendment, as applicable, without defense, right of set off or recoupment, claim or counterclaim of any kind or nature (and to the extent there exists any such defense, right of set off or recoupment, claim or counterclaim on the date hereof, the same is hereby forever released, discharged and waived by the Company and the Holder).

b.	This Amendment (i) is limited precisely as specified herein and does not constitute nor shall be deemed to constitute a modification, acceptance or waiver of any other provision of the Agreement or any of the Exchange Documents, (ii) is not intended to be, nor shall it be construed to create, a novation or an accord and satisfaction of any obligation or liability of the Company or the Holder under the Agreement or any of the Exchange Documents, and (iii) shall not prejudice or be deemed to prejudice any rights or remedies that the Holder or the Company may now have or may in the future have under or in connection with the Agreement or any of the Exchange Documents.

c.	All references in any Exchange Document to any other Exchange Document amended hereby shall be deemed to be a reference to such Exchange Document as amended by this Amendment, if and as applicable.

6. Miscellaneous.

a.	This Amendment shall be governed by and construed in accordance with the laws of the state of Delaware.

b.	This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as a delivery of a manually executed counterpart thereof.

c.	The Company shall file with the U.S. Securities and Exchange Commission a Current Report on Form 8-K disclosing this Amendment and filing it as an exhibit to such Form 8-K.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized representatives on the date first written above.

INFINITY ENERGY RESOURCES, INC.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chief Executive Officer

HUDSON BAY MASTER FUND, LTD.

By:	/s/ George Antonopoulos
Name:	George Antonopoulos
Title:	Authorized Signatory